3087 7/99
Prospectus Supplement
dated July 26, 1999 to:

Putnam Europe Growth Fund
Putnam International Growth Fund
Prospectuses dated October 30, 1998

Putnam Investors Fund
Putnam OTC & Emerging Growth Fund
Putnam Vista Fund
Putnam Voyager Fund
The George Putnam Fund of Boston
Prospectuses dated November 30, 1998

Effective July 26, 1999, each fund listed above will offer class C shares. This document provides important information about class
C shares and supplements the Prospectus of each such fund.

The section "Fees and Expenses" is supplemented as follows:
FEES AND EXPENSES
This table summarizes the fees and expenses you may pay if you buy and hold class C shares of a fund. You pay shareholder fees directly. Annual fund operating expenses are deducted from a fund's assets.
Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load)
Imposed On Purchases (as a
percentage of the offering price)           NONE
Maximum Deferred Sales Charge (Load)
(as a percentage of the original
purchase price or redemption
proceeds, whichever is lower)               1.00%


Annual fund operating expenses
(expenses that are deducted from fund assets)

                                                                           Total Annual
                                    Management   Distribution   Other      Fund Operating
                                    Fees         (12b-1) Fees   Expenses   Expenses
Putnam Europe Growth Fund            0.75%       1.00%          0.32%      2.07%
Putnam International Growth Fund     0.68%       1.00%          0.43%      2.11%
Putnam Investors Fund                0.51%       1.00%          0.19%      1.70%
Putnam OTC & Emerging Growth Fund    0.54%       1.00%          0.21%      1.75%
Putnam Vista Fund                    0.49%       1.00%          0.24%      1.73%
Putnam Voyager Fund                  0.48%       1.00%          0.23%      1.71%
The George Putnam Fund of Boston     0.49%       1.00%          0.26%      1.75%

EXAMPLE
This example translates the "total annual fund operating expenses" shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in a fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that you invest $10,000 in a fund for the time periods shown and, except as stated, redeem all your shares at the end of those periods. It also assumes a 5% return on your investment each year and that the fund's operating expenses remain the same. The example is hypothetical; your actual costs and returns may be higher or lower.

                                1 year
                             no redemption   1 year   3 years  5 years  10 years
Putnam Europe Growth Fund        $210          $310     $649    $1,114  $2,400
Putnam International Growth Fund $214          $314     $661    $1,134  $2,441
Putnam Investors Fund            $173          $273     $536    $  923  $2,009
Putnam OTC & Emerging Growth Fund$178          $278     $551    $  949  $2,062
Putnam Vista Fund                $176          $276     $545    $  939  $2,041
Putnam Voyager Fund              $174          $274     $539    $  928  $2,019
The George Putnam Fund of Boston $178          $278     $551    $  949  $2,062

The section "How do I buy fund shares?" is replaced by the following (except for the tables of class A and class M initial sales charges and class A and class B deferred sales charges, which remain unchanged):

HOW DO I BUY FUND SHARES?
You can open a fund account with as little as $500 and make additional investments at any time with as little as $50. The fund sells its shares at the offering price, which is the NAV plus any applicable sales charge. Your financial advisor or Putnam Investor Services generally must receive your completed buy order before the close of regular trading on the New York Stock Exchange for your shares to be bought at that day's offering price.
You can buy shares
* Through a financial advisor. Your advisor will be responsible for furnishing all necessary documents to Putnam Investor Services, and may charge you for his or her services.
* Through systematic investing. You can make regular investments of $25 or more per month through automatic deductions from your bank checking or savings account. Application forms are available through your advisor or Putnam Investor Services at 1-800-225-1581.
You may also complete an order form and write a check for the amount you wish to invest, payable to the fund. Return the check and completed form to Putnam Mutual Funds.
The fund may periodically close to new purchases of shares or refuse any order to buy shares if the fund determines that doing so would be in the best interests of the fund and its shareholders.
WHICH CLASS OF SHARES IS BEST FOR ME?
This prospectus offers you a choice of four classes of fund shares: A, B, C and M. This allows you to choose among different types of sales charges and different levels of ongoing operating expenses, as illustrated in the "Fees and expenses" section. The class of shares that is best for you depends on a number of factors, including the amount you plan to invest and how long you plan to hold the shares. Here is a summary of the differences among the classes of shares:
Class A shares

* Initial sales charge of up to 5.75%
* Lower sales charge for investments of $50,000 or more
* No deferred sales charge (except on certain redemptions of shares bought without an initial sales charge)
* Lower annual expenses, and higher dividends, than class B, C or M shares because of lower 12b-1 fee

Class B shares

* No initial sales charge; your entire investment goes to work for you
* Deferred sales charge of up to 5% if you sell shares within 6 years after you bought them
* Higher annual expenses, and lower dividends, than class A or M shares because of higher 12b-1 fee
* Convert automatically to class A shares after 8 years, reducing the future 12b-1 fee (may convert sooner in some cases)
* Orders for class B shares for more than $250,000 are treated as orders for class A shares or refused

Class C shares

* No initial sales charge; your entire investment goes to work for you
* Deferred sales charge of up to 1.00% if you sell shares within one year after you bought them
* Higher annual expenses, and lower dividends, than class A or M shares because of higher 12b-1 fee
* No conversion to class A shares, so future 12b-1 fee does not decrease
* Orders of $1,000,000 or more and orders which because of a right of accumulation or statement of intent would qualify for the purchase of class A shares without an initial sales charge will be treated as orders for class A shares or declined.

Class M shares

* Initial sales charge of up to 3.50%
* Lower sales charges for larger investments of $50,000 or more
* No deferred sales charge
* Lower annual expenses, and higher dividends, than class B and class C shares because of lower 12b-1 fee
* Higher annual expenses, and lower dividends, than class A shares because of higher 12b-1 fee
* No conversion to class A shares, so future 12b-1 fee does not decrease

* You may be eligible for reductions and waivers of sales charges. Sales charges may be reduced or waived under certain circumstances and for certain groups. Information about reductions and waivers of sales charges is included in the SAI. You may consult your financial advisor or Putnam Mutual Funds for assistance.
* Distribution (12b-1) plans. The fund has adopted distribution plans to pay for the marketing of fund shares and for services provided to shareholders. The plans provide for payments at annual rates (based on average net assets) of up to 0.35% on class A shares and 1.00% on class B, class C and class M shares. The Trustees currently limit payments on class A and class M shares to 0.25% and 0.75% of average net assets, respectively. Because these fees are paid out of the fund's assets on an ongoing basis, they will increase the cost of your investment. The higher fees for class B, class C and class M shares may cost you more than paying the initial sales charge for class A shares. Because class C and class M shares, unlike class B shares, do not convert to class A shares, class C and class M shares may cost you more over time than class B shares.